UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Private Placement Transaction

On June 24, 2024, Digital Ally, Inc. (the “Company”) entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of approximately $2.9 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for inventory purchases, artist costs for upcoming festivals, transaction cost, expanded sales, marketing, partial prepayment of an outstanding note and general working capital. Aegis Capital Corp. (“Aegis”), acted as the exclusive placement agent for the Private Placement, which closed on June 25, 2024.

As part of the Private Placement, the Company issued an aggregate of 1,195,219 units and pre-funded units (collectively, the “Units”) at a purchase price of $2.51 per unit (less $0.0001 per pre-funded unit). Each Unit consists of (i) one share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (or one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants”)), (ii) one Series A warrant to purchase one share of Common Stock (the “Series A Warrant”) and (iii) one Series B warrant to purchase such number of shares of Common Stock as will be determined on the Reset Date (as defined below) and in accordance with the terms therein (the “Series B Warrant”, and together with the Series A Warrant, the “Warrants”).

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 per share of Common Stock and will not expire until exercised in full. The Series A Warrants will be exercisable at any time or times on or after the date Stockholder Approval (as defined in the Series A Warrant) is obtained, have an initial exercise price of $2.51 per share of Common Stock and a term of 5 years after the later of (a) the date that the Company obtains the Stockholder Approval and (b) the earlier of (i) the Resale Effective Date (as defined in the Registration Rights Agreement (as defined below)) registering all of the Registerable Securities (as defined in the Registration Rights Agreement) or (ii) the date that the Registerable Securities can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”), as amended, (or a successor rule thereto). The Series B Warrants will be exercisable at any time or times on or after the date Stockholder Approval is obtained, have an initial exercise price of $0.001 per share of Common Stock and will not expire until exercised in full. The number of shares of Common Stock issuable under the Series B Warrants will be determined following the earliest to occur of: (i) the date on which a resale registration statement covering the resale of all Registrable Securities has been declared effective for 20 consecutive trading days, (ii) the date on which the Purchasers may sell the Registrable Securities pursuant to Rule 144 under the Securities Act for a period of 20 consecutive trading days, and (iii) twelve months and 20 days following the issuance date of the Series B Warrants (the “Reset Date”), in each case, pursuant to the lowest daily weighted average trading price of the shares of Common Stock during a period of 20 trading days, subject to a pricing floor of $0.502 per share of Common Stock (the “Floor Price”), such that, assuming the Floor Price, the maximum number of shares of Common Stock underlying the Series A Warrants and Series B Warrants would be an aggregate of approximately 5,976,095 shares and 4,780,877 shares, respectively. The Company has undertaken to file a resale registration statement covering all of the Registrable Securities on behalf the Purchasers pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), also entered into with the Purchasers in connection with the Private Placement. Pursuant to the Registration Rights Agreement, the Company shall file the resale registration statement within twenty (20) trading days after the closing of the Private Placement, and the resale registration statement shall be effective within thirty (30) calendar days following the filing date (or, in the event of a full review by the United States Securities and Exchange Commission (the “SEC”), fifty (50) calendar days following the filing date).

The exercise price and number of shares of Common Stock issuable upon exercise of the Series A Warrants are subject to adjustment upon future dilutive issuances and stock combination events. Whenever on or after the subscription date, as long as the Series A Warrant is outstanding, the Company issues or sells any Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the exercise price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the exercise price then in effect shall be reduced to an amount equal to the lower of (a) the New Issuance Price or (b) the lowest weighted average price during the 5 consecutive trading day period commencing on the date of the Dilutive Issuance (such lower price, the “Base Share Price”), and the number of shares of Common Stock issuable upon exercise of the Series A Warrant shall be proportionately adjusted such that the aggregate exercise price of the Series A Warrant on the issuance date for the warrant shares then outstanding shall remain unchanged; provided that the Base Share Price shall not be less than the Floor Price. In addition to the adjustments set forth above, if at any time on or after the issuance date there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest weighted average price of the Common Stock during the period commencing on the trading day immediately following the applicable Share Combination Event Date and ending on the fifth (5th) trading day immediately following the applicable Share Combination Event Date (the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the principal market, then, commencing on the Share Combination Event Date and ending on the fourth (4th) trading day immediately following the applicable Share Combination Event Date (such period, the “Share Combination Adjustment Period”)) is less than the exercise price then in effect, then, at the close of trading on the principal market on the last day of the Share Combination Adjustment Period, the exercise price then in effect on such 5th trading day shall be reduced (but in no event increased) to the Event Market Price and the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding; provided, however, that in no event shall the event market price be lower than the Floor Price.

The Series A Warrant also includes a reset feature, where, on the Reset Date, the exercise price shall be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the Reset Price (as defined in the Series A Warrant) determined as of the date of determination. Upon such reset of the exercise price pursuant to the Series A Warrant, the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding.

The Company also entered into a placement agent agreement (the “Placement Agent Agreement”) with Aegis, dated June 24, 2024, pursuant to which Aegis agreed to serve as the exclusive placement agent for the Company in connection with the Private Placement. The Company agreed to pay Aegis a cash placement fee equal to 8.00% of the gross cash proceeds received in the Private Placement and to pay for expenses of the Aegis’ legal counsel up to an aggregate amount of $50,000. Pursuant to the Placement Agent Agreement, without the prior written consent of the Purchasers, the Company will not, for a period of sixty (60) days after the later of the Release Date (as defined in the Securities Purchase Agreement) (a) offer, sell, issue, or otherwise transfer or dispose of, directly or indirectly, any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; (b) file or caused to be filed any registration statement with the Commission relating to the offering of any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; or (c) enter into any agreement or announce the intention to effect any of the actions described in subsections (a) or (b) hereof.

Pursuant to the Securities Purchase Agreement, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practicable date after the date of the Securities Purchase Agreement, but in no event later than sixty (60) days after the closing date of the Private Placement for the purpose of obtaining Stockholder Approval, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Within ten (10) business days following the closing date of the Private Placement, the Company shall file with the SEC a preliminary proxy statement to request for the purpose of obtaining Stockholder Approval. From the date of the Securities Purchase Agreement until six (6) months from the Release Date, the Company and its subsidiaries shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement) (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement).

The foregoing description of the Securities Purchase Agreement, Pre-Funded Warrant, Series A Warrant, Series B Warrant, Registration Rights Agreement, and Placement Agent Agreement is qualified in its entirety by reference to the full text of the Form Securities Purchase Agreement, Form of Pre-Funded Warrant, Form of Series A Warrant, Form of Series B Warrant, Form Registration Rights Agreement and Placement Agent Agreement, a copy of each of which is filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (the “Report”), and incorporated herein by reference.

Amendment to Merger Agreement

As previously disclosed, on June 1, 2023, Company’s wholly-owned subsidiary, Kustom Entertainment, Inc. (“Kustom Entertainment”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Clover Leaf Capital Corp., a Delaware corporation (together with its successors, “Clover Leaf”), CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Purchaser, Yntegra Capital Investments LLC, a Delaware limited liability company (the “Purchaser Representative”), Kustom Entertainment, and the Company. In connection with the transaction contemplated by the Merger Agreement, the Company, Clover Leaf and the Purchaser Representative entered into a Lock-Up Agreement (the “Lock-Up Agreement”) as of June 1, 2023.

On June 24, 2024, Clover Leaf, the Purchaser Representative, and the Company entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”). Pursuant to the Merger Agreement Amendment, the parties agreed to extend the Outside Date (as defined in the Merger Agreement) from July 22, 2024 to August 30, 2024.

Except as stated above, the Merger Agreement Amendment does not make any other substantive changes to the Merger Agreement.

A copy of the Merger Agreement Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement Amendment is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of Common Stock and Warrants to be issued in connection with the Securities Purchase Agreement and the transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

Amendment

On June 24, 2024, Clover Leaf, the Purchaser Representative, and the Company entered into Amendment No. 2 to the Lock-Up Agreement (the “Lock-Up Agreement Amendment”). Pursuant to the Lock-Up Agreement Amendment, the parties agreed to reduce the percentage of Restricted Securities (as defined in the Lock-up Agreement) from 80% to between 70% and 80%, which shall be set at the maximum amount in such range that ensures the satisfaction of the closing condition set forth in Section 7.2(e) of the Merger Agreement.

Except as stated above, the Lock-Up Agreement Amendment does not make any other substantive changes to the Lock-Up Agreement.

A copy of the Lock-Up Agreement Amendment is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement Amendment is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the business combination between Clover Leaf and Kustom Entertainment (the “Business Combination”), Clover Leaf has filed a proxy statement and registration statement on Form S-4 (the “Proxy/Registration Statement”) with the SEC (as defined herein), which includes a preliminary proxy statement to be distributed to holders of Clover Leaf’s common stock in connection with Clover Leaf’s solicitation of proxies for the vote by Clover Leaf’s stockholders with respect to the Business Combination and other matters as described in the Proxy/Registration Statement, as well as, a prospectus relating to the offer of the securities to be issued to Kustom Entertainment’s stockholder in connection with the Business Combination. After the Proxy/Registration Statement has been declared effective by the SEC, Clover Leaf will mail a definitive proxy statement, to its stockholders. Before making any voting or investment decision, investors and security holders of Clover Leaf and other interested parties are urged to read the proxy statement and/or prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination and the parties to the Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by Clover Leaf through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: 1450 Brickell Avenue, Suite 1420, Miami, FL 33131.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, the Company’s, Clover Leaf’s and Kustom Entertainment’s expectations with respect to the proposed Business Combination between Clover Leaf and Kustom Entertainment, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the implied valuation of Kustom Entertainment, the products offered by Kustom Entertainment and the markets in which it operates, and Kustom Entertainment’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to indentify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s, Clover Leaf’s and Kustom Entertainment’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s and Clover Leaf’s securities, (ii) the risk that the Business Combination may not be completed by Clover Leaf’s business combination deadline, even if extended by its stockholders, (iii) the potential failure to obtain an extension of the business combination deadline if sought by Clover Leaf; (iv) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger (“Merger Agreement”) by the stockholders of Clover Leaf, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to obtain any applicable regulatory approvals required to consummate the Business Combination, (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (viii) the effect of the announcement or pendency of the Business Combination on Kustom Entertainment’s business relationships, performance, and business generally, (ix) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (x) costs related to the Business Combination, (xi) the outcome of any legal proceedings that may be instituted against Kustom Entertainment or Clover Leaf following the announcement of the proposed Business Combination, (xii) the ability to maintain the listing of Clover Leaf’s securities on the Nasdaq prior to the Business Combination, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiv) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Kustom Entertainment operates, (xv) the risk that demand for Kustom Entertainment’s services may be decreased due to a decrease in the number of large-scale sporting events, concerts and theater shows, (xvi) the risk that any adverse changes in Kustom Entertainment’s relationships with buyer, sellers and distribution partners may adversely affect the business, financial condition and results of operations, (xvii) the risk that changes in Internet search engine algorithms and dynamics, or search engine disintermediation, or changes in marketplace rules could have a negative impact on traffic for Kustom Entertainment’s sites and ultimately, its business and results of operations, (xviii) the risk that any decrease in the willingness of artists, teams and promoters to continue to support the secondary ticket market may result in decreased demand for Kustom Entertainment’s services, (xix) the risk that Kustom Entertainment is not able to maintain and enhance its brand and reputation in its marketplace, adversely affecting Kustom Entertainment’s business, financial condition and results of operations, (xx) the risk of the occurrence of extraordinary events, such as terrorist attacks, disease epidemics or pandemics, severe weather events and natural disasters, (xxi) the risk that because Kustom Entertainment’s operations are seasonal and its results of operations vary from quarter to quarter and year over year, its financial performance in certain financial quarters or years may not be indicative of, or comparable to, Kustom Entertainment’s financial performance in subsequent financial quarters or years, (xxii) the risk that periods of rapid growth and expansion could place a significant strain on Kustom Entertainment’s resources, including its employee base, which could negatively impact Kustom Entertainment’s operating results, (xxiii) the risk that Kustom Entertainment may never achieve or sustain profitability, (xxiv) the risk that Kustom Entertainment may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xxv) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xxvi) the risk that Kustom Entertainment is unable to secure or protect its intellectual property, (xxvii) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xxviii) other risks and uncertainties indicated from time to time in the proxy statement and/or prospectus to be filed relating to the Business Combination. There may be additional risks that the Company and Kustom Entertainment presently do not know or that the Company and Kustom Entertainment currently believe are immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, Kustom Entertainment and Clover Leaf assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors, with respect to the proposed Business Combination, and the other risks and uncertainties described and to be described in the “Risk Factors” section of Clover Leaf’s Annual Report on Form 10-K filed for the year ended December 31, 2023 filed with the SEC on April 1, 2024 and subsequent periodic reports filed by Clover Leaf with the SEC, the Proxy Statement and Registration Statement and other documents filed or to be filed by Clover Leaf from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements with respect to the proposed Business Combination. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements with respect to the proposed Business Combination, and neither Kustom Entertainment nor Clover Leaf assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Kustom Entertainment nor Clover Leaf gives any assurance that either Kustom Entertainment or Clover Leaf, or the combined company, will achieve its expectations.

Participants in the Solicitation

Clover Leaf and Kustom Entertainment and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of Clover Leaf with respect to the Business Combination. Information about the directors and executive officers of Clover Leaf is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 1, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the Business Combination when they become available. Stockholders, potential investors and other interested persons should read the proxy statement and/or prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to the Merger Agreement
4.1	Form of Series A Warrant.
4.2	Form of Series B Warrant.
4.3	Form of Pre-Funded Warrant.
10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Placement Agent Agreement.
10.4	Amendment No. 2 to the Lock-Up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross